UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K/A

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025 (March 12, 2025)

____________________________

Spirit Aviation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FLYY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 13, 2025, in connection with Spirit Aviation Holdings, Inc.’s, a Delaware corporation (“Spirit” or the “Company”), previously announced emergence from chapter 11 on March 12, 2025 (the “Effective Date”), the Company filed a Current Report on Form 8-K (the “Initial Report”) as the initial report of the Company to the Securities and Exchange Commission (the “SEC”) and as notice that the Company is the successor issuer to Spirit Airlines, Inc. (“Former Spirit“) under Rule 15d-5 under the Exchange Act, as amended on March 24, 2025 (the “First Amended Report”) and April 1, 2025 (the “Second Amended Report”). This Current Report on Form 8-K/A (the “Third Amended Report”) should be read in conjunction with the Initial Report, the First Amended Report and the Second Amended Report.

Given the passage of time and the Company's emergence from Chapter 11, the Company's previously disclosed historical financial information, issued prior to emergence, is not current. The Company expects to issue its forthcoming Quarterly Report on Form 10-Q in or around mid-May 2025.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation Arrangements

In connection with the appointment of each of Robert A. Milton and David N. Siegel to the Board of Directors of the Company (the “Board”) on March 12, 2025, a steering committee of the ad hoc group of lenders representing, on a post-emergence basis, a majority of the outstanding equity of the Company (the “Equityholder Steering Committee”), designed and negotiated a one-time equity incentive grant to each of Messrs. Milton and Siegel to induce them to join and lead the Board as Chair and Vice-Chair of the Board, respectively, following the Effective Date (the “Inducement Award”). The Inducement Award was designed and approved by the Equityholder Steering Committee following consultation with its advisors.

On April 25, 2025, pursuant to, and in accordance with, the terms negotiated and agreed by the Equityholder Steering Committee prior to the Effective Date, the Company granted each of Messrs. Milton and Siegel the Inducement Award pursuant to the Spirit Aviation Holdings, Inc. 2025 Award Incentive Plan (the “2025 Plan”). Each Inducement Award represents the right to receive up to a total of 554,436 shares of the Company, and was granted 40% in the form of service-based restricted stock units (“RSUs”) and 60% in the form of performance-based RSUs (“PSUs”).

The RSUs will vest in full on the earlier to occur (A) the three-year anniversary of March 12, 2025 and (B) a change in control (as defined in the 2025 Plan) (the earlier of such dates, the “End Date”), subject generally to (i) each of Messrs. Milton and Siegel’s continued service through the End Date and (ii) achieving a minimum share price condition. The PSUs will be earned and vest in full on the End Date, subject generally to (i) each of Messrs. Milton and Siegel’s continued service through the End Date and (ii) the level of achievement of a specified share price performance goal, generally measured on the End Date.

With respect to the RSUs, in the event Messrs. Milton’s or Siegel’s service is terminated by the Company without “cause” or due to death or disability, a prorated portion of the unvested RSUs shall be eligible to vest, subject to the achievement of the minimum share price condition. With respect to the PSUs, (i) in the event Messrs. Milton’s or Siegel’s service is terminated due to death or disability, a prorated portion of the unvested PSUs shall be eligible to vest based on achievement of the share price performance goal measured as of the termination date, and (ii) in the event Messrs. Milton’s or Siegel’s service is terminated by the Company without “cause”, all unvested PSUs shall remain outstanding for six months following the date of such termination of service (the “PSU Tail Period”) and shall be eligible to be earned and vest based upon achievement of the share price performance goal, if and to the extent, a change in control occurs during such PSU Tail Period. The foregoing treatment upon a termination of service is subject to each of Messrs. Milton’s and Siegel’s (A) continued compliance with the restrictive covenant obligations and (B) the timely execution and non-revocation of a general release of claims.

The foregoing is a summary description of certain terms of the Inducement Awards and, by its nature, is incomplete. It is qualified in its entirety by the full text of the award agreements under the 2025 Plan governing the Inducement Awards, a form of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025.

Non-Employee Director Compensation Policy

On April 25, 2025, the Board adopted a Non-Employee Director Compensation Policy (the “Policy”), pursuant to which non-employee directors will be eligible to receive (i) an annual cash retainer, payable quarterly in advance, in the amount of $100,000 and (ii) an annual equity award with a grant date value of $140,000 granted in the form of restricted stock units, which will generally vest 100% on the one-year anniversary of the grant date. In addition to the annual cash retainers set forth above, the non-employee directors will also be eligible to receive additional cash retainers based on their Board and/or committee service as follows:

Position	Additional Annual Cash Retainer
Chair of the Board	$100,000
Vice Chair of the Board	$75,000
Audit Committee Chair	$25,000
Audit Committee Member	$15,000
Compensation Committee Chair	$20,000
Compensation Committee Member	$10,000
Nominations & Governance Chair	$20,000
Nominations & Governance Member	$10,000
Strategy & Finance Committee Chair	$20,000
Strategy & Finance Committee Member	$10,000

In addition, under the Policy, non-employee directors are eligible to receive positive space flight benefits for themselves and their spouse and dependent children, up to maximum benefit of $10,000 per year.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, ongoing global political and economic uncertainty, the impact of the Company’s emergence from chapter 11, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in Former Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel